UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21470

Eaton Vance Tax-Advantaged Global Dividend Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2012

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Tax-Advantaged Global Dividend Income Fund (ETG) Annual Report October 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report October 31, 2012

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	22

Federal Tax Information	23

Annual Meeting of Shareholders	24

Notice to Shareholders	25

Dividend Reinvestment Plan	26

Management and Organization	28

Important Notices	30

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period began, investors appeared to worry about intensifying debt problems in Europe, high U.S. unemployment, and a Congressional deadlock that left businesses perplexed about the direction of tax and regulatory policy. The Fund’s benchmark, the MSCI World Index (the Index),2 was relatively flat in November 2011.

Beginning in mid-December 2011, however, an equity rally took hold and continued into early April 2012. U.S. stocks, which comprise more than 50% of the Index, were generally fueled by stronger economic growth and falling unemployment. European stocks continued to underperform U.S. issues, but nonetheless moved higher, aided by the Long-Term Refinancing Operation announced by the European Central Bank (ECB) and what the markets perceived as a successful restructuring of Greek debt. Then in May 2012, the third annual mid-year economic slowdown arrived. As U.S. stock prices decreased, stock prices overseas fell even harder. Contributing factors included renewed concerns over Europe and slowing growth in China.

But despite a slowdown in consumer spending, weakening employment data and downward revisions of growth expectations, global equities moved upward intermittently from June through mid-October 2012. Hunting for yield in a low interest-rate environment, investors were driven to stocks that offered better yields than bonds. Ongoing action by the ECB also helped the market, particularly the Outright Monetary Transactions program to support sovereign debt.

Additional factors led U.S. stocks to outperform the non-U.S. portion of the Index. First, investors anticipated that worsening economic news would prompt the U.S. Federal Reserve to initiate another round of quantitative easing to stimulate the economy — which it did in September 2012. Finally, in an increasingly global marketplace, a case could be made that the U.S. market was relatively attractive versus many other world markets for much of the period. Amid ongoing European turmoil and a slowdown in Chinese growth, the U.S. market was one of the few places investors could find an economy that was growing (albeit slowly); a liquid, transparent and generally well-regulated market; and an opportunity to find companies with large cash reserves and solid profit growth.

In the final weeks of the period, however, stocks gave back some of their gains, as the market seemed to have come full circle; amid uncertainty about the upcoming U.S. elections, investors once again worried about a Congressional deadlock on tax policy — an impasse that has left the United States rushing toward a fiscal cliff that could drag down the global economy.

Fund Performance

For the fiscal year ended October 31, 2012, Eaton Vance Tax-Advantaged Global Dividend Income Fund (the Fund) shares at net asset value (NAV) had a total return of 12.64%, outperforming the 9.45% return of the Index. The positive effects of leverage5 in a generally up market and the outperformance of the Fund’s preferred securities allocation were the key drivers of the Fund’s outperformance versus the Index.

As of the end of the period, the Fund had leverage of 27.34% of the Fund’s aggregate net assets plus borrowings outstanding. The use of leverage has the effect of achieving additional exposure to the common and preferred markets. Leverage has the impact of magnifying the Fund’s exposure to its underlying investments in both up and down markets.

Performance of the Fund’s common stock allocation was helped by stock selection in the materials and energy sectors. Within the materials sector, stock selection in chemicals, as well as stock selection and a relative underweighting in the poor-performing metals and mining industry, boosted results. In energy, stock selection in oil, gas and consumable fuels, and in energy equipment and services helped Fund performance versus the Index.

In contrast, positioning in the telecommunication services, consumer discretionary and health care sectors detracted from relative performance versus the Index. Within telecommunication services, results were hurt by stock selection in wireless telecommunication services and a combination of stock selection and a relative overweighting in the weak-performing diversified telecommunication services area. In consumer discretionary, stock selection in automobiles, in hotels, restaurants and leisure, and in specialty retail dragged on performance versus the Index. Avoiding biotechnology stocks and positioning in pharmaceuticals hurt results in the health care sector.

As of October 31, 2012, the Fund had approximately 22% of its total investments in preferred securities (i.e., preferred stocks and corporate bonds and notes). The return of the preferred securities allocation outperformed the Index as well as the return of the Fund’s preferred benchmark, the BofA Merrill Lynch Fixed Rate Preferred Securities Index, an index measuring overall preferred markets. This outperformance relative to the preferred market resulted from several factors. The Fund’s bank holdings contributed to performance after bouncing back from lows reached in the summer of 2011. Capital management actions resulted in several preferred holdings being tendered or called above market price. The Fund participated in a number of new issues that outperformed the preferred index. And stock selection among high-yield names helped, as high-yield issues rallied during the period.

The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by legislation or regulation. Tax code provisions applicable to tax-favored dividends are effective for distributions paid on or before December 31, 2012. Thereafter, dividends will be taxable as ordinary income unless further legislative action is taken.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2012

Performance2,3

Portfolio Managers Judith A. Saryan, CFA, Aamer Khan, CFA and John H. Croft, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Fund at NAV	1/30/2004	12.64%	–5.09%	5.64%
Fund at Market Price	—	14.94	–4.17	4.98
MSCI World Index	1/30/2004	9.45%	–2.86%	4.56%
BofA Merrill Lynch Fixed Rate Preferred Securities Index	1/30/2004	12.60	1.84	2.29

% Premium/Discount to NAV
				–5.34%

Distributions[4]
Total Distributions per share for the period				$1.230
Distribution Rate at NAV				8.31%
Distribution Rate at Market Price				8.78%

% Total Leverage[5]
Borrowings				27.34%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2012

Fund Profile

Common Stock Sector Allocation (% of total

investments)

Country Allocation (% of total investments)

Top 10 Common Stock Holdings (% of total

investments)

Chevron Corp.	2.5%
Wells Fargo & Co.	2.1
International Business Machines Corp.	2.0
AstraZeneca PLC	1.9
Anheuser-Busch InBev NV	1.9
AvalonBay Communities, Inc.	1.8
McDonald’s Corp.	1.8
Apple, Inc.	1.7
Sanofi	1.7
Microsoft Corp.	1.7

Total	19.1%

4

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. BofA Merrill Lynch Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage.

[4]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be composed of ordinary income, tax- exempt income, net realized capital gains and return of capital.

[5]

Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund is required to maintain prescribed asset coverage for its borrowings, which could be reduced if Fund asset values decline.

Fund profile subject to change due to active management.

5

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2012

Portfolio of Investments

Common Stocks — 105.8%

Security	Shares	Value

Aerospace & Defense — 1.4%
Honeywell International, Inc.(1)	170,000	$10,410,800
United Technologies Corp.(1)	75,000	5,862,000

		$16,272,800

Beverages — 3.5%
Anheuser-Busch InBev NV(1)	360,000	$30,107,185
Heineken NV(1)	150,000	9,256,912

		$39,364,097

Capital Markets — 0.9%
Credit Suisse Group AG(1)(2)	420,000	$9,767,246

		$9,767,246

Chemicals — 4.6%
BASF SE(1)	65,645	$5,445,275
Linde AG(1)	63,750	10,728,010
LyondellBasell Industries NV, Class A(1)	355,000	18,953,450
PPG Industries, Inc.(1)	145,000	16,976,600

		$52,103,335

Commercial Banks — 6.9%
BNP Paribas(1)	250,000	$12,611,240
Commonwealth Bank of Australia(1)	425,000	25,451,340
PNC Financial Services Group, Inc.(1)	120,088	6,987,921
Wells Fargo & Co.(1)	985,461	33,200,181

		$78,250,682

Commercial Services & Supplies — 0.9%
Brambles, Ltd.(1)	1,300,000	$9,788,639

		$9,788,639

Communications Equipment — 1.5%
QUALCOMM, Inc.(1)	295,000	$17,279,625

		$17,279,625

Computers & Peripherals — 2.4%
Apple, Inc.(1)	45,000	$26,779,500

		$26,779,500

Security	Shares	Value

Construction & Engineering — 0.8%
Vinci SA(1)	200,000	$8,865,212

		$8,865,212

Consumer Finance — 1.3%
Discover Financial Services(1)	350,000	$14,350,000

		$14,350,000

Containers & Packaging — 1.2%
Amcor, Ltd.(1)	1,700,000	$13,926,913

		$13,926,913

Diversified Financial Services — 3.6%
Citigroup, Inc.(1)	400,000	$14,956,000
JPMorgan Chase & Co.(1)	603,000	25,133,040

		$40,089,040

Diversified Telecommunication Services — 4.7%
BT Group PLC(1)	4,423,881	$15,203,044
Deutsche Telekom AG(1)	1,150,000	13,119,772
France Telecom SA(1)	334,940	3,743,794
Telstra Corp., Ltd.(1)	4,900,000	21,057,729

		$53,124,339

Electric Utilities — 4.0%
Edison International(1)	350,000	$16,429,000
Iberdrola SA(1)	1,800,000	9,322,124
SSE PLC(1)	825,000	19,296,103

		$45,047,227

Energy Equipment & Services — 0.8%
Seadrill, Ltd.(1)	225,000	$9,117,056

		$9,117,056

Food Products — 4.1%
Kraft Foods Group, Inc.(1)(2)	125,000	$5,685,000
Mondelez International, Inc., Class A(1)	675,000	17,914,500
Nestle SA(1)	360,000	22,855,742

		$46,455,242

Health Care Equipment & Supplies — 0.6%
Covidien PLC(1)	125,000	$6,868,750

		$6,868,750

6	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Health Care Providers & Services — 1.9%
HCA Holdings, Inc.	467,660	$13,286,221
Humana, Inc.(1)	115,000	8,541,050

		$21,827,271

Hotels, Restaurants & Leisure — 4.1%
Compass Group PLC(1)	925,000	$10,163,910
McDonald’s Corp.(1)	321,000	27,862,800
Wynn Resorts, Ltd.	63,529	7,690,821

		$45,717,531

Industrial Conglomerates — 2.4%
General Electric Co.(1)	550,000	$11,583,000
Orkla ASA(1)	2,000,000	15,843,245

		$27,426,245

Insurance — 5.5%
Aflac, Inc.(1)	350,000	$17,423,000
AXA SA(1)	500,000	7,969,350
MetLife, Inc.(1)	350,743	12,447,869
Old Mutual PLC(1)	1,750,001	4,871,051
Prudential Financial, Inc.(1)	250,000	14,262,500
Resolution, Ltd.(1)	1,500,000	5,288,448

		$62,262,218

IT Services — 3.0%
Accenture PLC, Class A(1)	45,000	$3,033,450
International Business Machines Corp.(1)	160,000	31,124,800

		$34,158,250

Machinery — 2.7%
Deere & Co.(1)	275,000	$23,496,000
PACCAR, Inc.(1)	150,000	6,501,000

		$29,997,000

Media — 1.3%
Walt Disney Co. (The)(1)	300,000	$14,721,000

		$14,721,000

Metals & Mining — 0.9%
Freeport-McMoRan Copper & Gold, Inc.(1)	275,000	$10,692,000

		$10,692,000

Security	Shares	Value

Multi-Utilities — 2.0%
GDF Suez(1)	100,000	$2,295,234
National Grid PLC(1)	500,000	5,702,273
Sempra Energy(1)	215,000	14,996,250

		$22,993,757

Oil, Gas & Consumable Fuels — 10.5%
Chevron Corp.(1)	345,000	$38,022,450
ENI SpA(1)	1,090,000	25,081,888
Exxon Mobil Corp.(1)	75,000	6,837,750
Marathon Oil Corp.(1)	400,000	12,024,000
Phillips 66(1)	317,500	14,973,300
Statoil ASA(1)	600,000	14,777,366
Total SA(1)	125,000	6,296,276

		$118,013,030

Pharmaceuticals — 9.3%
Abbott Laboratories(1)	200,000	$13,104,000
AstraZeneca PLC(1)	650,000	30,143,590
Johnson & Johnson(1)	100,000	7,082,000
Pfizer, Inc.(1)	835,000	20,766,450
Sanofi(1)	300,000	26,348,222
Takeda Pharmaceutical Co., Ltd.(1)	160,000	7,436,931

		$104,881,193

Real Estate Investment Trusts (REITs) — 2.5%
AvalonBay Communities, Inc.(1)	206,322	$27,969,010

		$27,969,010

Road & Rail — 2.3%
Union Pacific Corp.(1)	208,000	$25,590,240

		$25,590,240

Semiconductors & Semiconductor Equipment — 1.3%
Analog Devices, Inc.(1)	385,000	$15,057,350

		$15,057,350

Software — 3.0%
Microsoft Corp.(1)	900,000	$25,681,500
Oracle Corp.(1)	250,000	7,762,500

		$33,444,000

7	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Specialty Retail — 5.2%
American Eagle Outfitters, Inc.(1)	600,000	$12,522,000
DSW, Inc., Class A(1)	45,625	2,855,669
Industria de Diseno Textil SA(1)	80,000	10,215,367
Kingfisher PLC(1)	1,500,000	7,023,009
Limited Brands, Inc.(1)	406,796	19,481,460
Lowe’s Companies, Inc.(1)	200,000	6,476,000

		$58,573,505

Tobacco — 2.2%
British American Tobacco PLC(1)	162,000	$8,035,129
Japan Tobacco, Inc.(1)	325,000	8,986,977
Philip Morris International, Inc.(1)	90,000	7,970,400

		$24,992,506

Water Utilities — 0.6%
United Utilities Group PLC(1)	650,000	$7,106,664

		$7,106,664

Wireless Telecommunication Services — 1.9%
Vodafone Group PLC ADR(1)	800,000	$21,776,000

		$21,776,000

Total Common Stocks (identified cost $991,358,480)		$1,194,648,473

Preferred Stocks — 24.5%

Security	Shares	Value

Capital Markets — 1.9%
Affiliated Managers Group, Inc., 6.375%	50,800	$1,323,975
Bank of New York Mellon Corp. (The), 5.20%	204,300	5,140,188
Charles Schwab Corp. (The), 7.00%(3)	3,715	4,333,287
Goldman Sachs Group, Inc. (The), Series I, 5.95%	123,600	3,096,180
State Street Corp., Series C, 5.25%	305,155	7,882,154

		$21,775,784

Commercial Banks — 9.5%
Barclays Bank PLC, Series 3, 7.10%	172,631	$4,355,480
CoBank ACB, Series F, 6.25%(3)(4)	51,100	5,407,019
Countrywide Capital V, 7.00%	71,000	1,779,970
Deutsche Bank Contingent Capital Trust III, 7.60%	109,856	2,940,845
Farm Credit Bank of Texas, Series 1, 10.00%	5,718	6,564,979
First Republic Bank, Series A, 6.70%	85,874	2,334,055
First Republic Bank, Series B, 6.20%	96,000	2,484,000

Security	Shares	Value

Commercial Banks (continued)
HSBC Capital Funding LP, 10.176%(3)(4)	2,517	$3,558,837
JPMorgan Chase & Co., Series O, 5.50%	251,553	6,313,980
JPMorgan Chase & Co., Series 1, 7.90%(3)	8,467	9,789,092
KeyCorp, Series A, 7.75%	65,360	8,071,960
Landsbanki Islands HF, 7.431%(2)(3)(4)(5)(6)	14,850	0
Lloyds Banking Group PLC, 6.267%(3)(4)	2,618	2,033,065
Lloyds Banking Group PLC, 6.657%(3)(4)	9,897	8,705,269
PNC Financial Services Group, Inc., Series O, 6.75%(3)	957	1,124,442
PNC Financial Services Group, Inc., Series P, 6.125%(3)	34,519	966,532
Regions Financial Corp., Series A, 6.375%	304,700	7,571,795
Royal Bank of Scotland Group PLC, Series Q, 6.75%	117,600	2,651,880
Royal Bank of Scotland Group PLC, Series T, 7.25%	69,005	1,638,869
Standard Chartered PLC, 6.409%(3)(4)	31.97	3,282,659
Standard Chartered PLC, 7.014%(3)(4)	53.47	5,713,862
Texas Capital Bancshares, Inc., 6.50%	147,850	3,825,619
U.S. Bancorp, Series F, 6.50%(3)	137,214	4,082,117
Wells Fargo & Co., Series L, 7.50%	9,040	11,300,000
Wells Fargo & Co., Series N, 5.20%	54,099	1,384,393

		$107,880,719

Consumer Finance — 1.6%
Ally Financial, Inc., Series A, 8.50%(3)	276,762	$7,074,729
Capital One Financial Corp., Series B, 6.00%	184,900	4,642,839
Discover Financial Services, Series B, 6.50%	235,600	5,985,724

		$17,703,292

Diversified Financial Services — 2.3%
General Electric Capital Corp., Series A, 7.125% to 6/15/22(7)	50.42	$5,791,599
General Electric Capital Corp., Series B, 6.25% to 12/15/22(7)	62.90	6,886,047
RBS Capital Funding Trust VII, Series G, 6.08%	416,895	7,795,936
UBS AG, 7.625%	5,100	5,584,789

		$26,058,371

Electric Utilities — 1.6%
Entergy Arkansas, Inc., 6.45%	54,000	$1,361,815
Entergy Louisiana, LLC, 6.95%	3,675	372,324
NextEra Energy Capital Holdings, Inc., Series G, 5.70%	60,500	1,625,938
Southern California Edison Co., Series C, 6.00%	10,307	1,037,786
Southern California Edison Co., Series D, 6.50%	48,760	5,266,080
Southern California Edison Co., Series E, 6.25%(3)	2,656	2,973,907
Virginia Electric and Power Co., 6.12%	47	4,953,349

		$17,591,199

8	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Food Products — 0.9%
Dairy Farmers of America, 7.875%(4)	86,230	$8,814,327
Ocean Spray Cranberries, Inc., 6.25%(4)	12,750	1,170,609

		$9,984,936

Insurance — 3.2%
Allianz SE, 8.375%	34,080	$882,887
Arch Capital Group, Ltd., Series C, 6.75%	119,400	3,235,000
Aspen Insurance Holdings, Ltd., 7.25%	95,970	2,571,996
Aspen Insurance Holdings, Ltd., 7.401%(3)	47,350	1,258,089
Axis Capital Holdings, Ltd., Series C, 6.875%	162,086	4,352,009
Endurance Specialty Holdings, Ltd., Series B, 7.50%	197,675	5,408,388
Montpelier Re Holdings, Ltd., 8.875%	385,446	10,638,310
Prudential PLC, 6.50%	6,611	6,656,359
RenaissanceRe Holdings, Ltd., Series D, 6.60%	33,370	847,264

		$35,850,302

Machinery — 0.6%
Stanley Black & Decker, Inc., 5.75%	274,918	$7,268,145

		$7,268,145

Multi-Utilities — 0.3%
DTE Energy Co., Series C, 5.25%	153,200	$3,903,536

		$3,903,536

Oil, Gas & Consumable Fuels — 0.3%
Nexen, Inc., 7.35%	123,200	$3,139,136

		$3,139,136

Real Estate Investment Trusts (REITs) — 1.9%
CapLease, Inc., Series A, 8.125%	200,000	$5,040,000
Cedar Shopping Centers, Inc., Series A, 8.875%	27,708	714,312
Chesapeake Lodging Trust, Series A, 7.75%	100,000	2,669,000
DDR Corp., Series H, 7.375%	115,250	2,910,063
DDR Corp., Series J, 6.50%	259,000	6,467,230
Sunstone Hotel Investors, Inc., Series D, 8.00%	129,500	3,391,281

		$21,191,886

Telecommunications — 0.2%
Centaur Funding Corp., 9.08%(4)	1,968	$2,501,205

		$2,501,205

Security	Shares	Value

Thrifts & Mortgage Finance — 0.2%
Elmira Savings Bank FSB (The), 8.998%(3)	2,545	$2,265,050

		$2,265,050

Total Preferred Stocks (identified cost $271,192,089)		$277,113,561

Corporate Bonds & Notes — 6.1%
Security	Principal Amount (000’s omitted)	Value

Commercial Banks — 1.0%
Banco Industriale Comercial SA, 8.50%, 4/27/20(4)	$1,050	$1,052,625
Citigroup Capital III, 7.625%, 12/1/36	2,515	2,772,787
Groupe BPCE, 12.50% to 9/30/19, 8/29/49(4)(7)	5,653	6,477,219
Regions Bank, 6.45%, 6/26/37	300	310,500
SunTrust Preferred Capital I, 4.00%, 6/29/49(3)	400	322,900

		$10,936,031

Diversified Financial Services — 0.7%
HSBC Finance Capital Trust IX, 5.911% to 11/30/15, 11/30/35(7)	$1,600	$1,602,736
Textron Financial Corp., 6.00% to 2/15/17, 2/15/67(4)(7)	7,240	6,335,000

		$7,937,736

Electric Utilities — 0.8%
PPL Capital Funding, Inc., Series A, 6.70% to 3/30/17, 3/30/67(7)	$8,600	$9,070,867

		$9,070,867

Industrial Conglomerates — 0.3%
Hutchison Whampoa International 12, Ltd., 6.00% to 5/7/17, 5/29/49(4)(7)	$3,700	$3,866,500

		$3,866,500

Insurance — 2.4%
MetLife, Inc., 10.75% to 8/1/34, 8/1/39, 8/1/69(7)(8)	$5,460	$8,258,250
QBE Capital Funding II, LP, 6.797% to 6/1/17, 6/29/49(4)(7)	2,115	2,118,135
QBE Capital Funding III, Ltd., 7.25% to 5/24/21, 5/24/41(4)(7)	1,513	1,583,603
Swiss Re Capital I, LP, 6.854% to 5/25/16, 5/25/49(4)(7)	4,758	4,966,167
XL Capital, Ltd., Series E, 6.50% to 4/15/17, 12/29/49(7)	10,964	10,223,930

		$27,150,085

9	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Pipelines — 0.9%
Enterprise Products Operating, LLC, 7.00% to 6/1/17, 6/1/67(7)	$2,920	$3,185,480
Southern Union Co., 3.462%, 11/1/66(3)	8,685	7,197,694

		$10,383,174

Total Corporate Bonds & Notes (identified cost $63,321,193)		$69,344,393

Short-Term Investments — 0.8%
Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.12%(9)	$8,656	$8,656,396

Total Short-Term Investments (identified cost $8,656,396)		$8,656,396

Total Investments — 137.2% (identified cost $1,334,528,158)		$1,549,762,823

Other Assets, Less Liabilities — (37.2)%		$(420,345,021)

Net Assets — 100.0%		$1,129,417,802

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR – American Depositary Receipt

(1)	Security has been segregated as collateral with the custodian for borrowings under the Committed Facility Agreement.

(2)	Non-income producing security.

(3)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2012.

(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2012, the aggregate value of these securities is $67,586,101 or 6.0% of the Fund’s net assets.

(5)	Defaulted security.

(6)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(7)	Security converts to floating rate after the indicated fixed-rate coupon period.

(8)

The maturity dates shown are the scheduled maturity date and final maturity date, respectively. The scheduled maturity date is earlier than the final maturity date due to the possibility of earlier repayment.

(9)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2012.

Country Concentration of Portfolio

Country	Percentage of Total Investments	Value
United States	62.2%	$963,408,946
United Kingdom	9.8	151,960,719
France	4.8	74,606,547
Australia	4.8	73,926,359
Norway	2.6	39,737,667
Switzerland	2.4	37,589,155
Germany	1.9	30,175,944
Belgium	1.9	30,107,185
Bermuda	1.8	28,311,056
Netherlands	1.8	28,210,362
Italy	1.6	25,081,888
Spain	1.3	19,537,491
Cayman Islands	1.1	16,591,635
Japan	1.1	16,423,908
Ireland	0.6	9,902,200
Canada	0.2	3,139,136
Brazil	0.1	1,052,625
Iceland	0.0	0

Total Investments	100.0%	$1,549,762,823

10	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Unaffiliated investments, at value (identified cost, $1,325,871,762)	$1,541,106,427
Affiliated investment, at value (identified cost, $8,656,396)	8,656,396
Cash	262,513
Restricted cash*	694,495
Foreign currency, at value (identified cost, $4,052,241)	4,096,175
Dividends and interest receivable	4,911,448
Interest receivable from affiliated investment	1,053
Receivable for investments sold	7,958,336
Receivable for open forward foreign currency exchange contracts	2,884
Tax reclaims receivable	3,899,893
Total assets	$1,571,589,620

Liabilities
Notes payable	$425,000,000
Payable for investments purchased	15,262,720
Payable for open forward foreign currency exchange contracts	3,744
Payable to affiliates:
Investment adviser fee	1,128,012
Trustees’ fees	4,988
Accrued expenses	772,354
Total liabilities	$442,171,818
Net Assets	$1,129,417,802

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 76,300,214 shares issued and outstanding	$763,002
Additional paid-in capital	1,447,517,855
Accumulated net realized loss	(537,537,211)
Accumulated undistributed net investment income	3,180,111
Net unrealized appreciation	215,494,045
Net Assets	$1,129,417,802

Net Asset Value
($1,129,417,802 ÷ 76,300,214 common shares issued and outstanding)	$14.80

*	Represents restricted cash on deposit at the custodian for open forward foreign currency exchange contracts.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Dividends (net of foreign taxes, $6,964,236)	$102,919,806
Interest	5,499,953
Interest income allocated from affiliated investment	16,197
Expenses allocated from affiliated investment	(2,311)
Total investment income	$108,433,645

Expenses
Investment adviser fee	$12,986,498
Trustees’ fees and expenses	61,216
Custodian fee	491,819
Transfer and dividend disbursing agent fees	19,747
Legal and accounting services	263,055
Printing and postage	197,420
Interest expense and fees	5,262,166
Miscellaneous	134,557
Total expenses	$19,416,478
Deduct —
Reduction of investment adviser fee	$183,171
Reduction of custodian fee	93
Total expense reductions	$183,264

Net expenses	$19,233,214

Net investment income	$89,200,431

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$22,309,542
Investment transactions allocated from affiliated investment	311
Foreign currency and forward foreign currency exchange contract transactions	(5,270,703)
Net realized gain	$17,039,150
Change in unrealized appreciation (depreciation) —
Investments	$19,924,299
Foreign currency and forward foreign currency exchange contracts	(39,559)
Net change in unrealized appreciation (depreciation)	$19,884,740

Net realized and unrealized gain	$36,923,890

Net increase in net assets from operations	$126,124,321

12	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$89,200,431	$101,738,004
Net realized gain from investment, foreign currency and forward foreign currency exchange contract transactions	17,039,150	81,036,832
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	19,884,740	(147,536,591)
Net increase in net assets from operations	$126,124,321	$35,238,245
Distributions to shareholders —
From net investment income	$(93,849,264)	$(93,849,263)
Total distributions	$(93,849,264)	$(93,849,263)

Net increase (decrease) in net assets	$32,275,057	$(58,611,018)

Net Assets
At beginning of year	$1,097,142,745	$1,155,753,763
At end of year	$1,129,417,802	$1,097,142,745

Accumulated undistributed net investment income included in net assets
At end of year	$3,180,111	$8,747,036

13	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2012

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2012
Net increase in net assets from operations	$126,124,321
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(1,819,104,603)
Investments sold	1,828,800,045
Decrease in short-term investments, net	2,696,220
Net amortization/accretion of premium (discount)	68,697
Increase in restricted cash	(694,495)
Increase in dividends and interest receivable	(2,228,107)
Decrease in interest receivable from affiliated investment	402
Increase in receivable for open forward foreign currency exchange contracts	(2,884)
Increase in tax reclaims receivable	(29,930)
Increase in payable for open forward foreign currency exchange contracts	3,744
Increase in payable to affiliate for investment adviser fee	127,932
Increase in payable to affiliate for Trustees’ fees	780
Increase in accrued expenses	469,926
Net change in unrealized (appreciation) depreciation from investments	(19,924,299)
Net realized gain from investments	(22,309,542)
Net cash provided by operating activities	$93,998,207

Cash Flows From Financing Activities
Distributions paid to common shareholders, net of reinvestments	$(93,849,264)
Net cash used in financing activities	$(93,849,264)

Net increase in cash*	$148,943

Cash at beginning of year(1)	$4,209,745

Cash at end of year(1)	$4,358,688

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$4,869,088

(1)	Balance includes foreign currency, at value.

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $43,934.

14	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2012

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$14.380	$15.150	$13.890	$14.340	$31.370

Income (Loss) From Operations
Net investment income(1)	$1.169	$1.333	$1.242	$1.114	$2.320
Net realized and unrealized gain (loss)	0.481	(0.873)	1.248	(0.108)	(17.421)
Distributions to preferred shareholders
From net investment income	—	—	—	—	(0.203)

Total income (loss) from operations	$1.650	$0.460	$2.490	$1.006	$(15.304)

Less Distributions
From net investment income	$(1.230)	$(1.230)	$(1.230)	$(1.456)	$(1.726)

Total distributions	$(1.230)	$(1.230)	$(1.230)	$(1.456)	$(1.726)

Net asset value — End of year (Common shares)	$14.800	$14.380	$15.150	$13.890	$14.340

Market value — End of year (Common shares)	$14.010	$13.340	$14.340	$12.550	$12.300

Total Investment Return on Net Asset Value(2)	12.64%	3.45%	19.46%	11.37%	(50.33)%

Total Investment Return on Market Value(2)	14.94%	1.39%	25.06%	17.40%	(52.78)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,129,418	$1,097,143	$1,155,754	$1,059,505	$1,093,466
Ratios (as a percentage of average daily net assets):(3)
Expenses excluding interest and fees(4)	1.26%	1.17%	1.10%	1.07%	1.03%
Interest and fee expense(5)	0.48%	0.38%	0.41%	0.87%	0.65%
Total expenses(4)	1.74%	1.55%	1.51%	1.94%	1.68%
Net investment income	8.08%	8.69%	8.71%	9.06%	9.25%
Portfolio Turnover	120%	95%	103%	87%	82%
The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares and borrowings, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares plus preferred shares and borrowings):(3)
Expenses excluding interest and fees(4)	0.92%	0.87%	0.84%	0.77%	0.75%
Interest and fee expense(5)	0.34%	0.28%	0.31%	0.62%	0.47%
Total expenses(4)	1.26%	1.15%	1.15%	1.39%	1.22%
Net investment income	5.83%	6.45%	6.63%	6.48%	6.70%
Senior Securities:
Total notes payable outstanding (in 000’s)	$425,000	$425,000	$402,000	$339,000	$499,000
Asset coverage per $1,000 of notes payable(6)	$3,657	$3,582	$3,875	$4,125	$3,191

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Interest and fee expense relates to the notes payable incurred to redeem the Fund’s preferred shares (see Note 8).
(6)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Advantaged Global Dividend Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

16

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2012

Notes to Financial Statements — continued

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2012, the Fund, for federal income tax purposes, had a capital loss carryforward of $535,531,325 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2014 ($3,325,225), October 31, 2015 ($4,901,953), October 31, 2016 ($283,602,117), October 31, 2017 ($211,946,849) and October 31, 2018 ($31,755,181). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2012.

During the year ended October 31, 2012, a capital loss carryforward of $19,802,600 was utilized to offset net realized gains by the Fund.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2  Distributions to Shareholders

The Fund intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

17

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2012

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2012 and October 31, 2011 was as follows:

	Year Ended October 31,
	2012	2011

Distributions declared from:
Ordinary income	$93,849,264	$93,849,263

During the year ended October 31, 2012, accumulated net realized loss was decreased by $918,092 and accumulated undistributed net investment income was decreased by $918,092 due to differences between book and tax accounting, primarily for foreign currency gain (loss), accretion of market discount, partnership investments and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$2,714,039
Capital loss carryforward	$(535,531,325)
Net unrealized appreciation	$213,954,231

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, distributions from REITs, accretion of market discount and foreign currency transactions.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement, the fee is computed at an annual rate of 0.85% of the Fund’s average daily gross assets up to and including $1.5 billion, 0.83% over $1.5 billion up to and including $3 billion, and at reduced rates as daily gross assets exceed $3 billion and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2012, the Fund’s investment adviser fee amounted to $12,986,498, or 0.85% of the Fund’s average daily gross assets. EVM also serves as administrator of the Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses at an annual rate of 0.20% of the Fund’s average daily gross assets during the first five full years of the Fund’s operations, 0.15% of the Fund’s average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. Such reimbursement will be reduced by an amount, if any, by which the annual effective advisory fee rate is less than 0.85% of the Fund’s average daily gross assets. The Fund concluded its first eight full years of operations on January 30, 2012. Pursuant to this agreement, EVM waived $183,171 of its investment adviser fee for the year ended October 31, 2012.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,818,403,475 and $1,802,573,971, respectively, for the year ended October 31, 2012.

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares by the Fund for the years ended October 31, 2012 and October 31, 2011.

18

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2012

Notes to Financial Statements — continued

6  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,336,070,483

Gross unrealized appreciation	$243,844,621
Gross unrealized depreciation	(30,152,281)

Net unrealized appreciation	$213,692,340

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2012 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation (Depreciation)

11/30/12	Euro 16,065,505	United States Dollar 20,826,485	Citibank NA	$(1,888)
11/30/12	Euro 16,065,505	United States Dollar 20,831,257	Standard Chartered Bank	2,884
11/30/12	Euro 16,065,505	United States Dollar 20,826,517	State Street Bank and Trust Co.	(1,856)

				$(860)

At October 31, 2012, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts. The Fund also enters into such contracts to hedge the currency risk of investments it anticipates purchasing.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2012, the fair value of derivatives with credit-related contingent features in a net liability position was $3,744. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $694,495 at October 31, 2012.

The non-exchange traded derivatives in which the Fund invests, including forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2012, the maximum amount of loss the Fund would incur due to counterparty risk was $2,884, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $2,884. To mitigate this risk, the Fund has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Fund or the counterparty. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or

19

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2012

Notes to Financial Statements — continued

highly-rated bonds for the benefit of the Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2012 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$2,884	(1)	$(3,744	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2012 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Forward foreign currency exchange contracts	$(4,755,037	)(1)	$(860	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2012, which is indicative of the volume of this derivative type, was approximately $17,023,000.

8  Committed Facility Agreement

The Fund has entered into a Committed Facility Agreement, as amended (the Agreement) with a major financial institution that allows it to borrow up to $466 million over a rolling 180 calendar day period. Interest is charged at a rate above 3-month LIBOR and is payable monthly. The Fund is charged a commitment fee of 0.55% per annum on the unused portion of the commitment. Under the terms of the Agreement, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. At October 31, 2012, the Fund had borrowings outstanding under the Agreement of $425 million at an interest rate of 1.01%. The carrying amount of the borrowings at October 31, 2012 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2012. For the year ended October 31, 2012, the average borrowings under the Agreement and the average interest rate were $425 million and 1.18%, respectively.

9  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

20

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2012

Notes to Financial Statements — continued

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2012, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Common Stocks
Consumer Discretionary	$91,609,750	$27,402,286	$—	$119,012,036
Consumer Staples	31,569,900	79,241,945	—	110,811,845
Energy	71,857,500	55,272,586	—	127,130,086
Financials	166,729,521	65,958,675	—	232,688,196
Health Care	69,648,471	63,928,743	—	133,577,214
Industrials	83,443,040	34,497,096	—	117,940,136
Information Technology	126,718,725	—	—	126,718,725
Materials	46,622,050	30,100,198	—	76,722,248
Telecommunication Services	21,776,000	53,124,339	—	74,900,339
Utilities	31,425,250	43,722,398	—	75,147,648

Total Common Stocks	$741,400,207	$453,248,266 **	$—	$1,194,648,473

Preferred Stocks
Consumer Staples	$—	$9,984,936	$—	$9,984,936
Energy	3,139,136	—	—	3,139,136
Financials	122,743,717	109,981,687	0	232,725,404
Industrials	—	7,268,145	—	7,268,145
Telecommunication Services	—	2,501,205	—	2,501,205
Utilities	3,903,536	17,591,199	—	21,494,735

Total Preferred Stocks	$129,786,389	$147,327,172	$0	$277,113,561

Corporate Bonds & Notes	$—	$69,344,393	$—	$69,344,393
Short-Term Investments	—	8,656,396	—	8,656,396

Total Investments	$871,186,596	$678,576,227	$0	$1,549,762,823

Forward Foreign Currency Exchange Contracts	$—	$2,884	$—	$2,884

Total	$871,186,596	$678,579,111	$0	$1,549,765,707

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(3,744)	$—	$(3,744)

Total	$—	$(3,744)	$—	$(3,744)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2012 is not presented. At October 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

21

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Tax-Advantaged Global Dividend Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Global Dividend Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2012

22

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Fund designates approximately $105,081,887, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2012 ordinary income dividends, 33.03% qualifies for the corporate dividends received deduction.

23

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2012

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on August 24, 2012. The following action was taken by the shareholders:

Item 1:  The election of Ronald A. Pearlman, Helen Frame Peters and Ralph F. Verni as Class III Trustees of the Fund for a three-year term expiring in 2015, Scott E. Eston as a Class I Trustee of the Fund for a one-year term expiring in 2013 and Harriett Tee Taggart as a Class II Trustee of the Fund for a two-year term expiring in 2014.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
Ronald A. Pearlman	68,468,284	2,145,772
Helen Frame Peters	68,264,101	2,349,955
Ralph F. Verni	68,588,195	2,025,861
Scott E. Eston	68,614,258	1,999,798
Harriett Tee Taggart	68,256,762	2,357,294

24

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2012

Notice to Shareholders (Unaudited)

In August 2012, the Fund announced a change to its investment policies. The Fund invests at least 80% of its total managed assets in dividend-paying common and preferred stocks that Eaton Vance believes at the time of investment are eligible to pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains. Under the former policies, (i) with respect to its preferred stock investments, the Fund invested primarily in preferred stocks of investment grade quality (which is at least BBB- as determined by Standard & Poor’s Ratings Group or Fitch Ratings or Baa3 as determined by Moody’s Investors Service, Inc. or, if unrated, determined to be of comparable quality by the investment adviser) and (ii) not more than 10% of the Fund’s total assets were invested in securities rated below investment grade.

Under the revised policies, the Fund will continue to invest at least 80% of its total assets in common and preferred stocks as described above; however, the Fund eliminated the requirement that it invest primarily in preferred stocks of investment grade quality. In addition, the Fund is authorized to invest up to 30% of its total assets in securities rated below investment grade.

Investments in lower rated obligations and comparable unrated securities (“junk bonds”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

In April 2012, the Board authorized the Fund to invest up to 10% of its net assets in exchange-traded funds (“ETFs”) that invest primarily in preferred stocks. ETFs are pooled investment vehicles that are designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities (or commodities), in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. Typically, the ETF bears its own operational expenses, which are deducted from its assets. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

25

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2012

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

26

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2012

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Advantaged Global Dividend Income Fund

c/o American Stock Transfer & Trust Company

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of October 31, 2012, Fund records indicate that there are 202 registered shareholders and approximately 53,422 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETG.

27

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Tax-Advantaged Global Dividend Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 187 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2014. 3 years. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 187 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2013. 1 year. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Class I Trustee	Until 2013. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Class I Trustee	Until 2013. 3 years. Trustee since 2007.

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Class II Trustee	Until 2014. 3 years. Trustee since 2003.

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Class III Trustee	Until 2015. 3 years. Trustee since 2003.

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

28

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2015. 3 years. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class I Trustee	Until 2013. 3 years. Trustee since 2003.

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Class II Trustee	Until 2014. 2 years. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2015. 3 years. Chairman of the Board since 2007 and Trustee since 2005.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Fund	Length of Service	Principal Occupation(s) During Past Five Years

Judith A. Saryan 1954	President	Since 2011	Vice President of EVM and BMR.

Duncan W. Richardson 1957	Vice President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

29

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

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We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders.  A Fund also may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that a Fund will take such action or that such purchases would reduce the discount. If applicable, a Fund may also redeem or purchase its outstanding auction preferred shares (APS) in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  The Eaton Vance closed-end funds make certain fund performance data and information about portfolio characteristics (such as top holdings and asset allocation) available on the Eaton Vance website after the end of each month. Certain fund performance data for the funds, including total returns, are posted to the website shortly after the end of each month. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2051-12/12	CE-TAGDISRC

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2011 and October 31, 2012 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/11	10/31/12
Audit Fees	$77,670	$80,440
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,920	$11,170
All Other Fees(3)	$1,200	$1,240

Total	$89,790	$92,850

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2011 and October 31, 2012; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/11	10/31/12
Registrant	$12,120	$12,410
Eaton Vance(1)	$266,431	$566,619

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Helen Frame Peters, Lynn A. Stout and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

John H. Croft, Judith A. Saryan and Aamer Khan and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks. Messrs. Croft and Khan, and Ms. Saryan are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.

Mr. Croft has been with Eaton Vance since 2004 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). Ms. Saryan has been an Eaton Vance portfolio manager since 1999 and is a Vice President of EVM and BMR. Mr. Khan has been with Eaton Vance since 2000 and is a Vice President of EVM and BMR. This information is provided as of the date of filing of this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
John H. Croft
Registered Investment Companies	5	$1,720.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	5	$54.7	0	$0
Judith A. Saryan
Registered Investment Companies	6	$5,256.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Aamer Khan
Registered Investment Companies	5	$4,169.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
John H. Croft	None
Judith A. Saryan	None
Aamer Khan	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

By:	/s/ Judith A. Saryan
Judith A. Saryan
President

Date:	December 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	December 6, 2012

By:	/s/ Judith A. Saryan
Judith A. Saryan
President

Date:	December 6, 2012